UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026 (June 8, 2026)

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street

New York, NY 10028

(212) 535-6050

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Note Conversion Agreements

On June 8, 2026, Veea Inc., a Delaware corporation (the “Company”), entered into Note Conversion Agreements (each a “Note Conversion Agreement” and collectively, the “Note Conversion Agreements”) with two existing investors (each a “Note Conversion Investor” and collectively, the “Note Conversion Investors”), pursuant to which the Note Conversion Investors agreed, with respect to an unsecured convertible note issued to each of them on September 13, 2024 (each a “Note” and collectively, the “Notes”), which Notes both matured on March 13, 2026, to the automatic conversion of the principal and accrued interest under the Notes into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a per share price equal to the closing bid price of the Common Stock on the Nasdaq Capital Market on June 5, 2026 ($0.4401) (the “Per Share Price”) as soon as practicable thereafter but no later than one business day following the execution of the Note Conversion Agreements. On June 8, 2026, Notes having an aggregate of $750,000 in principal and accrued interest were converted into 1,891,388 shares of Common Stock (the “Conversion Shares”).

Under the terms of the Note Conversion Agreements, the Note Conversion Investors have been granted certain registration rights with respect to the Conversion Shares, pursuant to which the Company has agreed to use its commercially reasonable efforts to (i) file a resale registration statement with the Securities and Exchange Commission (“SEC”) on or before September 4, 2026, (ii) have the registration statement declared effective, as soon as practicable thereafter, and (iii) cause the registration statement to remain effective with respect to the Conversion Shares until the earliest of (A) two years from the date of issuance of the Conversion Shares, (B) the date on which the Note Conversion Investors cease to hold any of the Conversion Shares covered by such registration statement, or (C) the first date on which the Note Conversion Investors can sell all of their Conversion Shares (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) without limitation as to the manner of sale or the amount of such securities that may be sold.

The Note Conversion Agreements also contain customary representations and warranties of the Company and the Note Conversion Investors, covenants and indemnification agreements, all as are normally included in this type of an agreement.

The foregoing summary of the Note Conversion Agreements is not complete and is qualified in its entirety by reference to the full text of the Note Conversion Agreements, a copy of the form of Note Conversion Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Share Issuance Agreements

On June 8, 2026, the Company, entered into Share Issuance Agreements (each a “Share Issuance Agreement” and collectively, the “Share Issuance Agreements”) with four existing investors (each a “Share Issuance Investor” and collectively, the “Share Issuance Investors”), pursuant to which the Share Issuance Investors agreed that in consideration for their releasing the Company from any liability or damages in connection with the late delivery of shares of Common Stock upon the prior automatic conversion of their Notes, as a result of a “Broker Transfer” (as such term is defined in the Note Purchase Agreement, dated September 10, 2024, between the Company, the Share Issuance Investors and certain other investors), to accept the issuance of shares of Common Stock equal to a number of shares of Common Stock determined by dividing the Calculation Amount by the Per Share Price, with the “Calculation Amount,” with respect to each Share Issuance Investor, being an amount equal to the sum of (i) the original principal amount of the Note, and (ii) interest on the original principal amount of the Note through the date of issuance of the shares of Common Stock, pursuant to the applicable Share Issuance Agreement (the “Share Issuance Shares”), calculated assuming that no automatic conversion of the Note had previously occurred. On June 8, 2026, the Company issued to the Share Issuance Investors an aggregate of 1,765,296 Share Issuance Shares.

The Share Issuance Agreements contain the same registration rights, with respect to the Share Issuance Shares as provided in the Note Conversion Agreements with respect to the Note Conversion Shares. The Company and the Share Issuance Investors also provided mutual general releases in their respective Share Issuance Agreements.

The Share Issuance Agreements also contain customary representations and warranties of the Company and the Share Issuance Investors, covenants and indemnification agreements, with respect to any breach of the applicable general releases, all as are normally included in this type of an agreement.

The foregoing summary of the Share Issuance Agreements is not complete and is qualified in its entirety by reference to the full text of the Share Issuance Agreements, a copy of the form of Share Issuance Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of the Note Conversion Investors in each Note Conversion Agreement and the representations of the Share Issuance Investors in each Share Issuance Agreement, the issuance of the Note Conversion Shares and the Share Issuance Shares, respectively, were made in transactions exempt for registration in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act, and corresponding provisions of state securities or “blue sky” laws.

None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1*	Note Conversion Agreement, dated June 8, 2026, by and between the Company and each of the Note Conversion Investors
10.2*	Share Issuance Agreement, dated as of June 8, 2026, by and between the Company and each of the Share Issuance Investors
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: June 11, 2026	By:	/s/ Allen Salmasi
	Name:	Allen Salmasi
	Title:	Chief Executive Officer

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